                                                                   EXHIBIT 10.14
                                                                   -------------

                           ATLANTIC TELE-NETWORK, INC.

                   DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES

                              AMENDED AND RESTATED
                         DEFINED BENEFIT PLAN AGREEMENT

                                 PLAN NUMBER 003

                        DATED EFFECTIVE FEBRUARY 1, 1993

                           ATLANTIC TELE-NETWORK, INC.
                              AMENDED AND RESTATED
                         DEFINED BENEFIT PLAN AGREEMENT

               THIS AMENDED AND RESTATED DEFINED BENEFIT PLAN AGREEMENT, dated for reference purposes only the 1st day of February 1, 1993, is hereby adopted by ATLANTIC TELE-NETWORK, INC., a corporation organized under the laws of Delaware (hereinafter referred to as "ATN, Inc." and as "Employer"), for the benefit of its eligible Employees.

                              W I T N E S S E T H :
                              -------------------

               ATN, Inc. has previously established and does hereby amend and restate within this Agreement, a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. The name of this Plan shall be "ATLANTIC TELE-NETWORK,. INC. DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES" (hereinafter referred to as the "Plan"). The provisions of this Plan shall apply solely to an Employee whose employment with the Employer terminates on or after the Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the Effective Date, that Employee shall not be entitled to any benefit under the Plan.

                                    ARTICLE I

                                   DEFINITIONS

               1.01 ACCOUNTING DATE.  The last day of the Plan Year.
                    ---------------

               1.02 ACCRUED BENEFIT. Subject to Article XVIII, a Participant's
                    ---------------
normal retirement pension under Section 5.02. Once an Employee becomes a Participant in the Plan, pursuant to the provisions of Article II, then Years of Participation shall include all Years of Service, as defined in Section 2.02, except that, for purposes of determining a Participant's Accrued Benefit, a Participant shall not be credited with Years of Participation for any period of employment prior to the Effective Date of the Plan, as defined in Section 1.12. Notwithstanding the preceding sentence, ITT/Vitelco Employees, as defined in
Section 1.17, shall be credited with Years of Participation for purposes of accruing benefits under this Plan for Years of

Service prior to the Effective Date of the Plan to the extent provided in
Section 1.17 of the Plan.

               If the Participant is a leased employee described in Section 1.13 of the Plan, the Advisory Committee shall reduce the Participant's Accrued Benefit by his accrued benefit under a qualified plan maintained by the leasing organization, to the extent attributable to services the leased employee performed for the Employer. If the leasing organization's plan is a defined benefit plan, the Advisory Committee shall make this reduction first by converting the benefit under the leasing organization's plan to the same normal form of benefit described in Section 5.03 of the Plan, if that benefit is expressed in a different form, payable at the Participant's Normal Retirement Age under this Plan. If the leasing organization's plan is a defined contribution plan, the Advisory Committee shall make this reduction first by converting the leased employee's vested account balance in that defined contribution plan, determined as of the last day of the applicable Plan Year, into an annual benefit payable at the Participant's Normal Retirement Age under this Plan, in the normal form of benefit described in Section 5.03 of the Plan. The Advisory Committee shall make all calculations under this paragraph by using the actuarial assumptions specified in Section 1.04 of the Plan.

               1.03  ACT.  The Employee Retirement Income Security Act of 1974,
                     ---
as amended.

               1.04 ACTUARIAL EQUIVALENT. A benefit of equal value computed by
                    --------------------
using the UP-1984 Mortality Tables set back 1 and 1/2 years for Participants and Beneficiaries and six percent (6%) interest per annum. When determining the amount of a Participant's distribution, or when determining the present value of the Participant's Nonforfeitable Accrued Benefit for purposes of any consent requirements under the Plan, the Advisory Committee shall not use an interest rate greater than the applicable PBGC rate in effect at the beginning of the Plan Year in which the Participant's distribution occurs. The applicable PBGC rate generally is 100% of the immediate or deferred annuity interest rates, whichever apply to the Participant. However, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $25,000 by using 100% of the PBGC interest rates, then the Advisory Committee shall use 120% of the applicable immediate or deferred annuity interest rates. If the Advisory Committee determines the interest rate limitation using 120% of the applicable PBGC rates, that calculation shall not reduce the present value determination below $25,000. In no event shall this interest rate limitation reduce a Participant's distribution amount or present value calculation below the amount determined by using the Plan's interest rate assumption stated in the first sentence of this Section.

               1.05 ACTUARY. An enrolled actuary selected by the Advisory
                    -------
Committee to provide actuarial services for the Plan.

               1.06  ADVISORY COMMITTEE.  The Advisory Committee as from time
                     ------------------
to time constituted by ATN, Inc.

               1.07 AVERAGE ANNUAL COMPENSATION. The Compensation received by an
                    ---------------------------
Employee during the period of five (5) calendar years during the last ten (10) Years of Service as defined in Article II which produces the highest Average Annual Compensation. For an Employee who does not receive Compensation during five (5) calendar years, "Average Annual Compensation" shall mean the total Compensation received by the Employee multiplied by 12 and divided by the number of months during which compensation was received. With the exception of ITT/Vitelco Employees, Average Annual Compensation shall not include compensation paid or accrued for services performed before the Effective Date of the Plan.

               1.08 BENEFICIARY. A person designated by a Participant who is or
                    -----------
may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed his or her benefit to him or her. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he or she first becomes entitled to receive a benefit under the Plan.

               1.09 CODE. The Internal Revenue Code of 1986, as amended.
                    ----

               1.10 COMPENSATION. The total amount of payments made or incurred
                    ------------
by the Employer to an Employee for services rendered to the Employer, including overtime pay, but specifically excluding bonuses and commissions. In addition to bonuses and commissions, compensation shall not include Employee expense reimbursements, foreign service allowances, fringe benefits, (taxable or nontaxable), director's fees, contributions made by the Employer under the Plan, payments made by the Employer for group insurance, hospitalization and like benefits, nor contributions made by the Employer under any other employee benefit plan it maintains. For Plan Years beginning after December 31, 1988, notwithstanding anything herein to the contrary, Compensation shall not include amounts paid by the Employer in excess of the greater of $200,000 or the maximum amount prescribed pursuant to Code Section 401(a)(17).

               1.11 COVERED COMPENSATION. Table 1 defined in the covered
                    --------------------
compensation tables published by the Internal Revenue

Service for the year in which the Employee's termination occurs.

               1.12  EFFECTIVE DATE.  The effective date of this Plan is
                     --------------
June 24, 1987.

               1.13 EMPLOYEE. An Employee of the Employer, an Employee of any
                    --------
subsidiary of the Employer incorporated in the United States, Puerto Rico or the United States Virgin Islands, except whether said subsidiary existed on the Effective Date or is incorporated subsequent thereto, and a Leased Employee as defined by Internal Revenue Code Section 414(n)(2).

               1.14  EMPLOYMENT COMMENCEMENT DATE.  The date on which an
                     ----------------------------
Employee first performs an Hour of Service for the Employer.

               1.15 EMPLOYER. ATN, Inc., all of the subsidiaries of ATN, Inc.
                    --------
incorporated in the United States, Puerto Rico or the United States Virgin Islands, whether said subsidiaries existed on the Effective Date or are incorporated subsequent thereto, and any other employer who with the written consent of ATN adopts this Plan.

               1.16  HOUR OF SERVICE.  Unless otherwise provided, the term
                     ---------------
"Hour of Service" shall mean:

        (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Advisory Committee shall credit Hours of Service under this paragraph (a) to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

        (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee shall credit Hours of Service under this paragraph (b) to the Employee for the Plan Year(s) to which the award or the agreement pertains rather than for the Plan Year in which the award, agreement or payment is made; and

        (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee shall not credit more than five hundred one (501) Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan
         Year). The Advisory Committee shall credit Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

               The Advisory Committee shall not credit an Hour of Service under more than one (1) of the above paragraphs. Furthermore, if the Advisory Committee is to credit Hours of Service to an Employee for the twelve (12) month period beginning with the Employee's Employment Commencement Date, or with an anniversary of such date, then the twelve (12) month period shall be substituted for the term "Plan Year" wherever the latter term appears in this Section. The Advisory Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

               The Advisory Committee shall credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

               Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee shall credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee shall credit Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he or she were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight (8) hours per day during the absence period. The Advisory Committee only shall credit the number of Hours of Service (up to 501 Hours of Service) necessary to prevent an Employee's Break in Service.

The Advisory Committee shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his or her absence period begins, the Advisory committee shall credit these Hours of Service to the immediately following computation period.

               1.17 ITT/VITELCO EMPLOYEES. Prior to June 24, 1987, all of the
                    ---------------------
issued and outstanding stock of Vitelco was owned by ITT Communications Services, Inc. which was indirectly fully owned and controlled by ITT Corporation or a wholly owned subsidiary of ITT Corporation. The employees of Vitelco who are eligible to become Participants under the Plan, provided service requirements are satisfied, generally were Members (as defined therein) in the Retirement Plan for Salaried Employees of ITT Corporation (hereinafter referred to as "ITT Plan"). With respect to Members of the ITT Plan employed by Vitelco as of June 23, 1987 who are employed by Vitelco on June 24, 1987, notwithstanding anything in the Plan to the contrary, for the purposes of determining service under the Plan for vesting, for determining benefits and for determining benefit amounts, the Service of Members of the ITT Plan shall be credited as Service under this Plan even though rendered before the Effective Date of the Plan, to the extent (only to such extent) it was recognized by the ITT Plan. Hereinafter, such employees (governed by the preceding sentence), are referred to as "ITT/Vitelco Employees".

               1.18 NONFORFEITABLE. A Participant's or Beneficiary's
                    --------------
unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

               1.19 NONTRANSFERABLE ANNUITY. An annuity which by its terms
                    -----------------------
provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company.

               1.20 PARTICIPANT. An Employee who is eligible to be and becomes a
                    -----------
Participant in accordance with the provisions of Article II. An Employee who becomes a Participant shall remain a Participant under the Plan until the Trustee has fully distributed his or her Nonforfeitable Accrued Benefit to him or her.

               1.21 PLAN. The retirement Plan established by the Employer in the
                    ----
form of this Agreement, designated as the ATLANTIC TELE-NETWORK, INC. DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES (formerly known as the Atlantic Tele-Network Co. Defined Benefit Plan).

               1.22 PLAN ADMINISTRATOR. The Plan Administrator shall be the
                    ------------------
Chairman of the Advisory Committee unless the Employer designates another person or entity to hold the position of Plan Administrator. In addition to his or her other duties, the Plan Administrator shall have full responsibility for compliance with the reporting and disclosure rules under the Act as respects this Agreement.

               1.23  PLAN ENTRY DATE.  The Effective Date and every January 1
                     ---------------
and July 1 after the Effective Date.

               1.24 PLAN YEAR. The fiscal year of the Plan, a twelve (12)
                    ---------
consecutive month period ending every December 31, except the first Plan Year shall be the short period of June 24, 1987 through December 31, 1987.

               1.25 SERVICE. Any period of time the Employee is in the employ of
                    -------
the Employer, including any period the Employee is on unpaid leave of absence authorized by the Employer under a uniform, non-discriminatory policy applicable to all Employees.

               1.26 SERVICE FOR CONTROLLED BUSINESSES. If the Employer is a
                    ---------------------------------
member of a related group, the Plan shall treat all employees of the members of such related group as if employed by a single employer. A related group is, except as provided in Article III, a controlled group of corporations (as defined in Code Section 414(b), trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) or an affiliated service group (as defined in Code Section 414(m) or Code
Section 414(0)).

               1.27 THEORETICAL CONTRIBUTION/THEORETICAL RESERVE. The
                    --------------------------------------------
Theoretical Contribution for any Plan Year is the contribution which the Advisory Committee would compute using the individual level premium funding method from the age at which a Participant commenced participation in the Plan to Normal Retirement Age to fund the Participant's entire anticipated normal retirement pension, including any minimum benefit guaranteed under Article XVIII, without regard to preretirement ancillary benefits. The Theoretical Reserve is the amount the Advisory Committee would have available in a reserve fund if for each Year of Participation until the Participant's death the Employer made the Theoretical Contribution to the reserve fund. The Advisory Committee shall base its calculations under this Section on the actuarial assumptions specified in Section 1.04.

               1.28 TRUST. The Trust created pursuant to the Trust Agreement
                    -----
executed concurrent with the execution hereof and incorporated herein as if set forth in its entirety.

               1.29 TRUSTEE. The Trustee of the Trust shall be WACHOVIA BANK OF
                    -------
GEORGIA, N.A. or any successor who in writing accepts the position of Trustee. The Trustee may resign at any time as Trustee of the Plan by giving sixty (60) days written notice in advance to the Employer and to the Pension Committee. The Employer, by giving thirty (30) days written notice in advance to the Trustee, may remove the Trustee without cause. In the event of the resignation or removal of the Trustee, the Employer may at any time, subject to the requirements of any applicable statute or regulation, appoint a successor trustee or trustees, other than as heretofore provided, and any such successor trustee or trustees may be either an individual or individuals, or a corporation authorized by law to administer trusts.

               1.30 TRUST FUND. All property of every kind held or acquired by
                    ----------
the Trustee under the Trust, as of any date, including without limitation annuity contracts.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

               2.01 ELIGIBILITY. Each Employee who is not a member of a
                    -----------
collective bargaining unit shall become a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the later of the date on which he completes one (1) Year of Service or attains age twenty-one (21).

               If a Participant does not terminate employment but is or becomes a member of a collective bargaining unit, then, unless the applicable collective bargaining agreement provides otherwise, during any full Plan Year that such a Participant is a member of a collective bargaining unit, the Participant shall not accrue any benefit under the Plan nor shall he receive credit for Years of Participation under Section 5.05.

               If an Employee who is not a Participant ceases to be a member of a collective bargaining unit, he shall participate in the Plan immediately if he has satisfied the service and age conditions of this Section and would have been a Participant had he not been a member of a-collective bargaining unit during his period of service with the Employer. Furthermore, an Employee shall receive vesting credit under Article VIII for each included Year of Service during his period of Service with the Employer without regard to whether the Employee is a member of a collective bargaining unit.

               For purposes of this Section, an Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one-half (1/2) the members of which are owners, officers or executives of the Employer.

               Each Employee of Vitelco as of June 23, 1987, who was then satisfying the Eligibility Service requirements (as defined in the ITT Plan) to become a Member of the ITT Plan, shall receive credit for such service before June 24, 1987, as long as such service is consecutive, for purposes of determining when such party shall become a Participant in this Plan.

               2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of
                    -------------------------------
participation under Section 2.01 the Plan shall take into account all of an Employee's Years of Service with the Employer. Year of Service shall mean a twelve (12) consecutive month period during which the Employee completes not less than one thousand (1,000) Hours of Service, or is credited with one thousand (1,000) Hours of Service pursuant to Article VII, measuring the beginning of the first twelve (12) month period from the Employment Commencement Date. If the Employee does not complete one thousand (1,000) Hours of Service during the twelve (12) month period commencing with the Employment Commencement Date, the Plan shall measure the twelve (12) month period from the first day of the Plan Year which includes the first anniversary of the Employment Commencement Date. The Plan shall measure any subsequent twelve (12) month period necessary for a determination of Year of Service for participation by reference to succeeding Plan-Years. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer. Except as provided in Section 2.01, an Employee shall not be credited with Years of Service for any period such Employee was a member of a collective bargaining unit. For instance, an Employee who was a member of a collective bargaining unit, shall not be credited with Years of Participation or Years of Service for purposes of determining the Employee is normal retirement benefit or accrued benefit for the period of service during which such Employee was a member of such collective bargaining unit.

               2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of
                    --------------------------------
participation in the Plan, the Plan shall not apply any Break in Service rule.

               2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose
                    --------------------------------
employment terminates shall re-enter the Plan as a

Participant on the date of his re-employment. An Employee who has satisfied the eligibility conditions of Section 2.01 but who terminates employment prior to becoming a Participant shall become a Participant in the Plan on the date of his re-employment. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Section 2.01 and Section 2.02.

               2.05 ITT/Vitelco EMPLOYEES. ITT/Vitelco Employees shall become
                    ---------------------
Participants in the Plan as of the first Plan Entry Date, June 24, 1987, as provided in Section 1.17 hereof notwithstanding anything herein to the contrary. Further, as provided in Section 1.17, years of Benefit Service (as defined in the ITT Plan) credited pursuant to the ITT Plan shall be credited as Years of Service pursuant to Section 2.02 and as Years of Participation pursuant to
Section 1.02.

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

               3.01 AMOUNT. The Employer alone shall make the contributions
                    ------
required to fund the cost of the benefits provided by this Plan. The Employer intends to make such contributions as are necessary to fund the Plan in accordance with the minimum funding standards of the Code; provided however, the Trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404.

               The Trustee shall not return any portion of the Employer's contribution under the provisions of the first paragraph of this Section more than one (1) year after:

        (a)    The Employer made the contribution by mistake of fact; or

        (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

               Furthermore, the Trustee shall not increase the amount of the Employer contribution returnable under this Section for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under the Act.

               Notwithstanding any provision contained herein to the contrary, the Employer shall be entitled to the return of all contributions made by the Employer to this Plan should the Internal Revenue Service initially determine that this Plan is not qualified.

               3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its
                    -----------------------------
records and the reports of the Actuary, shall determine the amount of any contribution to be made by it to the Trust Fund under the terms of the Plan. In this regard, the Employer may place full reliance upon all reports, opinions, tables, valuations, certificates and computations the Actuary furnishes the Employer.

               3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its
                    -------------------------------
contribution for each Plan Year in one (1) or more installments. The Employer must make its contribution to the Trust within the time prescribed (including extensions) by Code Section 404(a)(6) for filing its tax return for the taxable year for which it claims a deduction for its contribution.

               3.04 NONVESTED ACCRUED BENEFIT. The Trustee shall retain in the
                    -------------------------
Trust all amounts representing the nonvested Accrued Benefit of Participants who have terminated employment. The Employer shall not use these amounts to increase benefits under the Plan but instead shall use the amounts to reduce its contribution for future Plan Year(s).

               3.05 LIMITATION ON ANNUAL BENEFIT. Notwithstanding any other
                    ----------------------------
provision of this Plan, in no event shall a Participant's Annual Benefit payable at his Social Security retirement age, at any time within a Limitation Year, exceed the lesser of $90,000 (or, beginning January 1, 1988, such larger dollar amount as the Commissioner of Internal Revenue may prescribe) or one hundred percent (100%) of the Participant's average Compensation for his highest three
(3) consecutive Years of Service. A Participant shall satisfy the limitation of this Section if his Annual Benefit under this Plan is $10,000 or less, and the Participant has not participated at any time in a defined contribution plan the Employer has maintained.

               If a Participant's Annual Benefit commences prior to his attaining Social Security Retirement Age, but not earlier than his attaining age sixty-two (62), the Advisory Committee shall adjust the $90,000 (or the larger adjusted dollar amount) limitation of this Section by 5/9 of 1% for each of the first thirty-six (36) months the benefit commencement date precedes the Participant's Social Security retirement age, and by 5/12 of 1% for each additional month (not exceeding twenty-four (24) months) the benefit commencement date precedes the Participant's Social Security retirement age. If a Participant's An-nual Benefit commences prior to his attaining age sixty-two (62), the Advisory Committee shall adjust the dollar amount limitation of this Section to the Actuarial Equivalent of an Annual Benefit equal to the dollar limitation applicable to an Annual Benefit commencing to that Participant at age sixty-two
(62). To determine the Actuarial Equivalent under this paragraph, the Advisory Committee shall use an interest rate assumption equal to the greater of five percent (5%) per annum or the rate specified in Section 1.04.

               In the event a Participant's Annual Benefit commences after his Social Security retirement age, the Advisory Committee shall adjust the $90,000 (or larger adjusted dollar amount) limitation of this Section to the Actuarial Equivalent of an Annual Benefit equal to such dollar limitation commencing at Social Security retirement age. To determine the Actuarial Equivalent under this paragraph, the Advisory Committee shall use an interest rate assumption equal to the lesser of five percent (5%) per annum or the rate specified in Section 1.04.

               The maximum Annual Benefit described in this Section applies to a Participant who has completed at least ten (10) Years of Service with the Employer, for purposes of the 100% average Compensation limitation and the $10,000 special limitation, and has completed at least ten (10) Years of Participation in the Plan, for purposes of the dollar limitation. If a Participant has less than ten (10) Years of Service with the Employer at the time benefits commence, the Advisory Committee shall multiply his 100% average compensation limitation and the $10,000 special limitation by a fraction, the numerator of which is the number of Years of Service (including fractional years) with the Employer and the denominator of which is ten (10). If a Participant has less than ten (10) Years of Participation in the Plan at the time his benefits commence, the Advisory Committee shall multiply his dollar limitation by a fraction, numerator of which is the number of years of Participation (including fractional years) in the Plan and the denominator of which is ten (10). In no event will the reductions described in this paragraph reduce a Participant's maximum Annual Benefit to less than one-tenth (1/10) of the maximum Annual Benefit determined without regard to the reductions. To the extent required by Treasury regulations, the Advisory Committee shall apply the reductions of this paragraph separately to each change in the benefit structure of the Plan.

               If the Trustee pays the Participant's benefit in a form other than an Annual Benefit, the benefit paid may not exceed the Actuarial Equivalent of the maximum Annual Benefit payable as a straight life annuity. To determine the Actuarial Equivalent under this paragraph, the Advisory Committee shall use an interest rate assumption equal to the greater of five percent (5%) per annum or the rate specified in Section 1.04.

               Any adjustment to the dollar limitation of this Section shall not take effect until the first day of the calendar year for which the Commissioner of Internal Revenue publishes the adjustment. The new limitation shall apply to the Limitation Year ending with or within the calendar year for which the Commissioner of Internal Revenue makes the adjustment.

               A Participant's Accrued Benefit shall not exceed the limitations of this Section or of Section 3.07.

               3.06 DEFINITIONS - ARTICLE III. For purposes of Article III, the
                    -------------------------
following definitions and rules of interpretation shall apply:

        (a) "Annual Benefit" -- The Participant's retirement benefit (including any portion of the Participant's retirement benefit payable to an alternate payee under a qualified domestic relations order satisfying the requirements of Code Section 414(p)) attributable to Employer contributions payable in the form of a straight life annuity or a qualified joint and survivor annuity, with no ancillary benefits (other than the survivor annuity).

        (b) "Compensation" -- Amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, Commissions on insurance premiums, tips and bonuses). The term "Compensation" shall not include:

               (1) Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to A Simplified Employee Pension Plan to the extent such contributions are excludable from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Employee when distributed.

               (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

               (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

               (4) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403 (b) (whether or not the contributions are excludable from the gross income of the Employee).

               The provisions of this subparagraph (b) shall apply solely to this Article III. For purposes of applying the limitations of this Article III, amounts included as Compensation are those amounts actually paid to a Participant (or accrued for a Participant if the Employer included Compensation accrued under
               Section 1. 10) or includable in his gross income within the Limitation Year.

        (c)   "Limitation Year" -- The Plan Year.

        (d) "Projected Annual Benefit"-- A Participant's Annual Benefit under this Plan provided by Employer contributions on the assumptions that the Participant will continue employment until his Normal Retirement Age (or current age, if later), that his Compensation will continue at the same rate as in effect for the Limitation Year under consideration until his Normal Retirement Age (or current age, if later) and that all relevant factors used to determine benefits under the Plan will remain constant as of the current Limitation Year for all future Limitation Years.

        (e) "Annual Addition"-- The sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code Section 402(g) , irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also in-clude amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3) under a welfare benefit fund (Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

        (f) "Year of Service" -- A Plan Year during which a Participant completes at least one thousand (1,000) Hours of Service.

        (g) "Year of Participation" -- A Year of Participation, as determined under Section 1.02 of the Plan. A Year of Participation also shall mean years of participation credited under any predecessor or successor plan maintained by the Employer, to the extent permitted under Treasury regulations.

        (h) "Social Security Retirement Age" -- The Advisory Committee shall determine a Participant's Social Security Retirement Age in accordance with the following table:

                                                         Social Security
Calendar Year of Birth                                   Retirement Age
----------------------                                   --------------

        Prior to 1938                                          65
        1938 through 1954                                      66
        After 1954                                             67

        (i) "Employer"-- In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414
               (c) as modified by Code Section 415(h)) or which constitutes an affiliated service group within the meaning of Code Section 414
               (m) , all such employers shall be considered a single employer for purposes of applying the limitations of Section 3.05.

        (j) "Defined benefit plan" -- A retirement plan which does not provide for individual accounts for Employer con-tributions. The Advisory Committee shall treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

        (k) "Defined contribution plan"-- A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the Advisory Committee may allocate to such Participant's account. The Advisory Committee shall treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of this Article III only (except for the $10,000 special limitation in Section 3.05), the Advisory Committee shall treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee shall treat as a defined contribution plan an individual medical account (as defined in Code Section 415(l)(2) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code
               Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

               3.07 OVERALL LIMITATIONS. This Section applies to any Participant
                    -------------------
who also participates, or ever participated, in a defined contribution plan maintained by the Employer. The Employer shall reduce its contributions under the defined contribution plan to the extent necessary to prevent the sum of the following fractions, computed as of the close of the Limitation Year, from exceeding 1.0:

                  Projected Annual Benefit of the Participant
                        under the defined benefit plan

--------------------------------------------------------------------------------
       The lesser of (i) 125% of the Participant's dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation
        Year, or (ii) 1.4 times the Participant's average Compensation limitation under Section 3.05

                                     plus

the sum of the Annual Additions to the Participant's Account under the defined contribution plan(s) as of the close of the Limitation Year

--------------------------------------------------------------------------------
the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% of the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year

               The Advisory Committee shall determine the denominator of the first fraction by taking into account the years of participation and the years of service the Advisory Committee reasonably can project the Participant will have at the time his Projected Annual Benefit is payable. The Advisory Committee may use on a uniform basis any transitional rules prescribed by law to compute the Participant's fractions. The denominator of the first fraction shall not be less than 125% of the Participant's Current Accrued Benefit (as determined under Section 3.05). For purposes of the second fraction, the Advisory Committee shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the fractions as of the end of the last Limitation Year beginning before January 1, 1987, in accordance with this Section. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the second fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the second fraction. In making the adjustment, the Advisory Committee shall disregard any Accrued Benefit in excess of the Current Accrued Benefit.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

               4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. This Plan does not
                    -----------------------------------
permit or require Participant voluntary contributions.

               4.02  PARTICIPANT ROLLOVER CONTRIBUTIONS.  This Plan does not
                     ----------------------------------
permit Participant rollover contributions.

                                    ARTICLE V
                            NORMAL RETIREMENT BENEFIT

               5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age
                    ---------------------
is the date he attains sixty-five (65) years of age or the date he completes five (5) years of Participation within the meaning of Section 1.02 herein. A Participant who retires on or after attaining Normal Retirement Age shall receive a Normal Retirement Pension as described below.

               5.02 AMOUNT OF NORMAL RETIREMENT PENSION. Subject to the Annual
                    -----------------------------------
Benefit limitations of Article III, and in the case of ITT/Vitelco Employees, as modified by Section 5.03, a Participant's normal retirement pension shall equal:

        (a) For Plan Years beginning before January 1, 1989:

            (1) Two percent (2%) of the Participant's Average Annual Compensation for each Year of Participation (as defined by Section 1.02 which includes Years of Service prior to the Effective Date of the Plan for ITT/Vitelco Employees) up to twenty-five (25) years, plus

            (2) One and one-half percent (1.5%) of the Participant's Average Annual Compensation for each Year of Participation (as defined by Section 1. 02 which includes Years of Service prior to the Effective Date of the Plan for ITT/Vitelco Employees) for the next fifteen (15) years, offset by

            (3) one and one-quarter percent (1.25%) of the Participant's Primary Insurance Amount for each Year of Participation (as defined by Section 1.02 which should equal the sum of years credited under (a) and (b) immediately above) up to and not to exceed forty (40) years.

        (b) For Plan Years beginning after December 31, 1988:

            1.4% of the Participant's Average Annual Compensation up to Covered Compensation, plus 1.8% of the Participant's Average Annual Compensation in excess of Covered Compensation, for each Year of Participation (as defined in Section 1.02 herein, which includes Years of Service prior to the Effective Date of the Plan for ITT/Vitelco Employees) up to thirty-five (35) years.

Notwithstanding the foregoing to the contrary, in no event shall the benefit determined under this Section be less than the benefit accrued as of September 1, 1991.

               A Participant's Primary Insurance Amount is his old-age insurance benefit under the Social Security Act as in effect at the time the offset first applies. If a Participant terminates service prior to attaining Normal Retirement Age, the Advisory Committee shall compute the Participant's Primary Insurance Amount as if the Participant will receive wages for purposes of the Social Security Act after his termination of service, assuming the Participant's annual rate of Compensation (at the time he terminates service) continues until Normal Retirement Age.

               In calculating a Participant's Primary Insurance Amount, the Advisory Committee shall use the Participant's Estimated Compensation for all years prior to the Participant's termination of service (by retirement or otherwise). The Advisory Committee shall determine the Participant's Estimated Compensation by applying a salary scale projected backwards, to the Participant's Compensation at termination of service. The salary scale shall be six percent (6%) per annum. The Plan Administrator shall provide each Participant, at the time the Participant receives a summary plan description and at the time he terminates service, written notice of (1) his right to provide the Advisory Committee actual salary history; (2) the financial effect of failing to supply actual salary history; and (3) the Participant's right to obtain actual salary history from the Social Security Administration. If the Participant provides the Advisory Committee actual salary history within six (6) months (or such longer period of time the Advisory Committee determines is administratively reasonable) following the later of the date the Participant terminates service or the date the Advisory Committee notifies him of the amount of his benefit, the Advisory Committee shall adjust the Participant's benefit to reflect an offset based on the actual salary history.

               5.03 ITT/Vitelco EMPLOYEES. Pursuant to Sections 1.17 and 2.05
                    ---------------------
hereof, ITT/Vitelco Employees obtain credit for Service before the Effective Date of this Plan. Further, the contract governing the acquisition of Vitelco provided that ITT Corporation would cause such employees to be fully vested in the accrued benefit provided in the ITT Plan as of June 23, 1987. With respect to ITT/Vitelco Employees, such employees calculation of normal retirement pension as provided in Section 5.02 shall be modified by subtracting from the normal retirement pension calculated pursuant to subparagraphs (a), (b) and (c) of Section 5.02 the normal retirement allowance (Accrued Benefit) such Participant is entitled to pursuant to the ITT Plan as of June 23, 1987 assuming such Employees were fully vested as provided in the contract.

               5.04 OFFSETS. A Participant's normal retirement pension shall be
                    -------
offset for the Primary Insurance Amount as provided in Section 5.02, subparagraph (c), and for the normal retirement allowance (Accrued Benefit) from the ITT Plan as provided in Section 5.03 even though the Participant does not receive such benefits (Social Security benefits or retirement benefits from the ITT Plan) regardless of the reason therefor, such as, for example only, the failure to apply for benefits or excess earnings decreasing or eliminating the benefit.

               5.05 COMPUTATION OF NORMAL RETIREMENT PENSION. The Advisory
                    ----------------------------------------
Committee shall compute a Participant's normal retirement pension and, in the case of ITT/Vitelco Employees, the normal retirement allowance under the ITT Plan in the form of a straight life annuity commencing at Normal Retirement Age. The Trustee shall pay the Participant's normal retirement pension in accordance with Article X.

               5.06 LATE RETIREMENT. A Participant who continues his employment
                    ---------------
after attaining Normal Retirement Age may retire on a Late Retirement Date. In such event, the Participant's pension will commence on his Late Retirement Date, which will be the first day of the month coincident with or next following the date he ceases to be an active Participant. A Participant who retires on his Late Retirement Date will receive a pension commencing on such date equal to his Accrued Benefit as of his Late Retirement Date, taking into account his years of Participation and Compensation to his Late Retirement Date. In the event that a Participant elects a form of payment other than the straight life annuity form, the pension will be the Actuarial Equivalent of the pension otherwise payable at his Late Retirement Date based on the form of payment selected.

               After a Participant attains Normal Retirement Age, the Participant, until he retires, has a continuing election, subject to the joint and survivor annuity requirements of Article X, to receive all, or any portion, of his Accrued Benefit in a single sum payment, or to make a direct transfer of his Accrued Benefit to another qualified plan in which he is a participant. A Participant shall make his election on a form prescribed by the Advisory Committee at any time during the two (2) month period ending on the Accounting Date of the Plan Year for which his election is to be effective. If a Participant fails to file a written election with the Plan Administrator, before the close of business on an Accounting Date, the Participant's right to elect to receive a distribution of his Accrued Benefit or to direct a transfer of his Accrued Benefit shall lapse until the next Plan Year. The Trustee shall make a distribution to a Participant in accordance with his election under this Section within sixty (60) days after the close of the Plan Year in which the Participant files his written election with the Plan Administrator.

                                   ARTICLE VI
                            EARLY RETIREMENT PENSION

               6.01 ELIGIBILITY FOR EARLY RETIREMENT PENSION. A Participant who
                    ----------------------------------------
has received credit for at least ten (10) Years of Participation and has attained age fifty-five (55) may retire at any time prior to Normal Retirement Age. A Participant eligible for an early retirement pension who elects to retire prior to Normal Retirement Age shall receive an early retirement pension as of his early retirement date. A Participant's early retirement pension shall equal his Accrued Benefit, multiplied by the appropriate percentage from the following table. Such percentage is based upon the number of years by which the Participant's Early Retirement Date precedes his Normal Retirement Date. If such is not an exact number of years, a straight-line interpolation shall be made.

                       Number of Years                  Percentage
                       ---------------                  ----------
\
                              0                           100.00%
                              1                            93.33
                              2                            86.67
                              3                            80.00
                              4                            73.33
                              5                            66.67
                              6                            63.33
                              7                            60.00
                              8                            56.67
                              9                            53.33
                             10                            50.00

In the event that a Participant elects a form of payment other than the straight life annuity form, the pension will be the Actuarial Equivalent of the early retirement pension otherwise payable at his Early Retirement Date based on the form of payment selected.

               6.02 PAYMENT OF EARLY RETIREMENT PENSION. The Trustee shall pay
                    -----------------------------------
the Participant his early retirement pension in accordance with Article X. In this regard, the Trustee shall commence payment of the early retirement pension on the first day of the month designated by the Participant as the annuity starting date. If a Participant fails to designate an annuity starting date, then the Trustee shall commence payment in accordance with Article X after the Participant attains Normal Retirement Age.

               6.03 ELIGIBILITY FOR SPECIAL EARLY RETIREMENT PENSION. A
                    ------------------------------------------------
Participant whose Years of Participation, as defined in Section 1.02 and further modified by Section 2.05, when combined with his age equals eighty (80) shall be eligible for a special early retirement pension provided the employee has at least fifteen (15) Years of Participation. A Participant eligible for a special early retirement pension who elects to retire before Normal Retirement Age shall receive a special early retirement pension as of the later of his early retirement date or age fifty-five (55). Such special early retirement pension shall equal his Accrued Benefit, multiplied by the appropriate percentage from the following table. Such percentage is based upon the number of years by which the Participant's special Early Retirement Date precedes his Normal Retirement Date. If such is not an exact number of years, a straight-line interpolation shall be made.

                       Number of Years                Percentage
                       ---------------                ----------

                              0                         100.00%
                              1                         100.00
                              2                         100.00
                              3                         100.00
                              4                         100.00
                              5                         100.00
                              6                          93.33
                              7                          86.67
                              8                          80.00
                              9                          73.33
                             10                          66.67

               6.04 PAYMENT OF SPECIAL EARLY RETIREMENT PENSION. The Trustee
                    -------------------------------------------
shall pay the Participant his special early retirement pension in accordance with Article X. In this regard, the Trustee shall commence payment of the special early retirement pension on the first day of the month designated by the Participant as the annuity starting date provided the Participant is fifty-five
(55) or older on such annuity starting date. If a Participant fails to designate an annuity starting date, then the Trustee shall commence payment in accordance with Article X after the Participant attains Normal Retirement Age. Subject to the limitations of Article III, the Advisory Committee shall not make an actuarial equivalence reduction to the special early retirement pension to the extent the annuity starting date is on or after the Participant's sixtieth
(60th) birthday. However, the Advisory Committee shall make an actuarial equivalence to the portion of the Participant's Accrued Benefit based on the "thirty-three percent (33%)" component of his normal retirement pension.

                                   ARTICLE VII
                                   DISABILITY

               7.01 EFFECT OF DISABILITY. Subject to Section 7.02, a Participant
                    --------------------
who becomes totally disabled while employed by the Employer shall be credited with One Thousand (1,000) Hours of Service, notwithstanding Section 1.16, and a Year of Participation, within the meaning of Section 1.02, for each Plan Year the Participant is considered totally disabled. The Plan shall consider a Participant "totally disabled" on the date the Advisory Committee determines the Participant is not able to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which the Advisory Committee expects to last for a continuous period of not less than twelve (12) months. Furthermore, the disabling condition must exist for a period of at least three (3) months before the Advisory Committee makes a determination of total disability, and the Participant must be eligible for and he must actually receive disability benefits under the Social Security Act. The Advisory Committee shall apply the provisions of this Section in a nondiscriminatory, consistent and uniform manner. If a Participant becomes totally disabled after attaining Normal Retirement Age while employed by the Employer, the provisions of Article V shall apply. This Article VII shall not apply if the Participant is receiving an early retirement pension or a special early retirement pension under Article VI at the time he becomes totally disabled.

               7.02 CONTINUING EVIDENCE OF TOTAL DISABILITY. The Advisory
                    ---------------------------------------
Committee may require a Participant to submit evidence of his continued eligibility for disability income benefits at any time he is receiving a disability pension. The Advisory Committee may not require furnishing of such evidence more frequently than semi-annually. If the Participant engages in gainful employment (except for employment the Advisory Committee approves for purposes of rehabilitation), the Participant shall not be eligible for any further credit for Years of Participation and Hours of Service as provided in
Section 7.01. In the event that a disabled Participant refuses or fails to submit evidence of his continued disability when requested by the Advisory Committee, the Trustee, upon written notice from the Advisory Committee, shall discontinue the benefit accrued, as of that date, pursuant to Section 7.01.

               7.03 RECOVERY FROM TOTAL DISABILITY. If a Participant recovers
                    ------------------------------
from total disability and re-enters employment covered under the Plan, the Participant then shall accrue benefits under the Plan based upon his Years of Participation before his total disability, the Years of Participation credit pursuant to Section 7.01 while he is totally disabled, and Years of Participation after his re-employment. Notwithstanding anything herein to the contrary, the Participant shall not be credited with more than one Year of Participation for each

Plan Year the employee was either employed or absent due to being totally disabled.

               7.04 PAYMENT OF BENEFITS. Payment of a Participant's benefit
                    -------------------
shall commence when the Participant is eligible to receive normal retirement pension, early retirement pension or special early retirement pension pursuant to the other provisions of this Plan giving credit for Years of Participation during which the Participant is totally disabled as provided in this Article
VII. For purposes of determining a totally disabled Participant's Average Annual Compensation the Advisory Committee shall compute the Average Annual Compensation as if the Participant separated from service on the date the Participant became totally disabled under the rules provided in the third paragraph of Section 1.02. The amount of such pension shall be determined pursuant to Article V or Article VI, whichever is applicable, giving effect to the provisions of this Article VII.

                                  ARTICLE VIII
                     DEFERRED VESTED PENSION - DEATH BENEFIT

               8.01 DEFERRED VESTED PENSION. A partially or fully vested
                    -----------------------
Participant who terminates employment for any reason other than death, disability subject to Article VII, eligibility for an early retirement pension, eligibility for a special early retirement pension, or after attaining Normal Retirement Age shall receive a deferred vested pension. A terminated Participant's deferred vested pension shall become payable upon the Participant's attaining Normal Retirement Age.

               8.02 AMOUNT OF DEFERRED VESTED PENSION. The Participant's
                    ---------------------------------
deferred vested pension shall equal his Nonforfeitable Accrued Benefit as of the close of the Plan Year in which his termination of employment occurs.

               8.03 PAYMENT OF DEFERRED VESTED PENSION. The Trustee shall pay a
                    ----------------------------------
Participant his deferred vested pension in accordance with Article X. However, a terminated Participant may elect on a form prescribed by and filed with the Plan Administrator to have the Trustee commence payment of his deferred vested pension at any time after he attains age fifty-five (55). The Advisory Committee shall direct the Trustee to pay the Participant his deferred vested pension, determined as of the date the deferred vested pension commences by using the factors in Section 6.01.

               Notwithstanding the first paragraph of this Section, the Advisory Committee, shall direct the Trustee to distribute to the Participant, on or before the Participant's annuity starting date (as defined in Section 10.02 of the Plan), in single sum ("cash out"), the present value of the Participant's deferred vested pension. If, at the time the Trustee is to make the cash-out payment, the present value of the Participant's deferred vested pension is greater than $3,500, the Participant (and, if the Participant is married, the Participant's spouse) must consent in writing to the Advisory Committee's direction to the Trustee to distribute. To determine whether the present value of the Participant's deferred vested pension is greater than $3,500, the Advisory Committee shall use the interest rate described in Section 1.04 of the Plan, subject to the interest limitation described in that Section. If the Advisory Committee directs the Trustee to distribute a Participant's deferred vested pension under this paragraph, it shall provide the Participant a true copy of its written notice of direction and with the appropriate form to enable him to make his (and, if applicable, his spouse's) consent. The single sum payment shall be the commuted Actuarial Equivalent of the deferred vested pension.

               8.04 VESTING SCHEDULE. A Participant's Accrued Benefit shall be
                    ----------------
one hundred percent (100%) Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date), or if his employment terminates as a result of death. If a Participant's employment terminates prior to Normal Retirement Age for any reason other than death or disability, the Participant's Accrued Benefit shall be Nonforfeitable after he has completed five (5) Years of Service.

               8.05 YEAR OF SERVICE - VESTING. For purposes of vesting under
                    -------------------------
Section 8.04, Year of Service shall mean any Plan Year during which an Employee completes not less than one thousand (1,000) Hours of service with the Employer and for ITT/ Vitelco Employees, as defined in Section 1.17, Years of Service shall include Plan Years prior to the Effective Date of the Plan to the same extent (but only to such extent) such service was recognized by the ITT Plan for such purposes.

               8.06 BREAK IN SERVICE - VESTING. For purposes of this Article
                    --------------------------
VIII, a Participant shall incur a "Break in Service" if during any Plan Year he does not complete more than five hundred (500) Hours of Service with the Employer.

               8.07 INCLUDED YEARS OF SERVICE - VESTING. For purposes of
                    -----------------------------------
determining "Years of Service" under Section 8.05, the Plan shall take into account all Years of Service an Employee completes with the Employer.

               8.08 SERVICE AFTER BREAK IN SERVICE. If a Participant incurs a
                    ------------------------------
Break in Service, the Advisory Committee shall not take into account Years of Service before the Break in Service until the Employee completes a Year of Service after the Break in Service. Furthermore, if a Participant with a zero percent (0%) Nonforfeitable Accrued Benefit incurs a Break in Service, the Advisory Committee shall disregard the Years of Service before the Break in Service if the number of the Employee's consecutive Breaks in Service equals or exceeds the greater of five (5) or the number of the Employee's aggregate Years of Service (without regard to Years of Service the Advisory Committee previously disregarded under this sentence). If the Advisory Committee disregards the Participant's Years of Service described in the immediately preceding sentence, the Advisory Committee shall forfeit the Participants pre-Break in Service Accrued Benefit. The Plan does not permit forfeiture for cause.

               8.09 DISREGARD OF ACCRUED BENEFIT. If the Participant receives a
                    ----------------------------
cash-out payment of his deferred vested pension, the Advisory Committee shall disregard the Participant's Accrued Benefit determined as of the close of the Plan Year in which his termination of employment occurs. A Participant who is re-employed after receiving a cash-out payment of his deferred vested pension shall have the right to repay the Trustee the Employer derived portion of the cash-out distribution he received, provided the repayment includes interest at the rate of five percent (5%) per annum from the date of the prior distribution and his right to make repayment has not expired. A Participant's right to make repayment shall expire on the earlier of: (a) the date five (5) years after the Participant's re-employment date following the cash-out distribution; or (b) the last day of the first Break in Service Period ending after the cash-out distribution. A Break in Service Period is a period of five (5) consecutive Plan Years in which the Participant incurs a Break in Service. A re-employed Participant shall not have a right to repay if he was one hundred percent (100%) vested at the time he received the cash-out payment of his deferred vested pension.

               If a re-employed Participant makes repayment in accordance with the terms of the first paragraph of this Section, the Advisory Committee shall restore the Participant's Accrued Benefit disregarded under this Section. However, the Advisory Committee shall not restore the Participant's Accrued Benefit unless the re-employed Participant makes the repayment prior to the expiration of the repayment period described in the first paragraph of this Section.

                                   ARTICLE IX
                         PRERETIREMENT SURVIVOR ANNUITY

               9.01 PRERETIREMENT SURVIVOR ANNUITY -- ELIGIBILITY. If a married
                    ---------------------------------------------
Participant dies prior to his annuity starting date (as defined in Section 10.02), the Advisory Committee shall direct the Trustee to distribute to the Participant's surviving spouse a preretirement survivor annuity, unless the Participant and his spouse were not married throughout the one (1) year period ending on the date of his death.

               For a Participant dying after the earliest retirement age under the Plan, the preretirement survivor annuity shall equal the survivor annuity portion of the qualified joint and 50% survivor annuity the Trustee would have paid under Section 10.02 if the Participant had commenced receiving the qualified joint and survivor annuity the day before his death. For a Participant dying on or before the earliest retirement age under the Plan, the preretirement survivor annuity shall equal the survivor annuity portion of the qualified joint and 50% survivor annuity the Trustee would have paid under Section 10.02 if the Participant had separated from service on the date of his death (or, if earlier, his actual date of separation from service), had commenced receiving the qualified joint and survivor annuity at the earliest retirement age under the Plan, and had died the day after attaining the earliest retirement age under the Plan. The "earliest retirement age under the Plan" is the earliest date on which the Plan permits the Participant to elect to receive retirement benefits. Notwithstanding the immediately preceding provisions of this paragraph, the Advisory Committee shall direct the Trustee to pay the Participant's surviving spouse the Actuarial Equivalent of the preretirement survivor annuity in a lump sum, in lieu of providing a preretirement survivor annuity, if the Actuarial Equivalent of the preretirement survivor annuity is not greater than $3,500.00. The Advisory Committee shall determine the Actuarial Equivalent of the preretirement survivor annuity by using the interest rate described in Section
1.04 of the Plan, subject to the interest limitation described in that Section.

               If the present value of the preretirement survivor annuity exceeds $3,500, the Advisory Committee shall not direct the Trustee to commence payment of the preretirement survivor annuity prior to the date the Participant would have attained the later of Normal Retirement Age or age 62, without the written consent of the Participant's surviving spouse. The Participant's surviving spouse may elect to have the Trustee commence payment of the preretirement survivor annuity on or after the earliest retirement age under the Plan. The Advisory Committee may permit the Participant's surviving spouse to elect any form of payment permitted under Article X in lieu of the preretirement survivor annuity. For purposes of applying this Article IX, the Advisory Committee shall treat a former spouse as the Participant's surviving spouse, and shall not treat the current spouse as the surviving spouse, to the extent provided under a qualified domestic relations order (as defined in Code Section 414(p)).

               9.02 REDUCTION OF PENSION BENEFITS. The Trustee shall not reduce
                    -----------------------------
a Participant's pension benefits as a result of the preretirement survivor annuity coverage required under Section 9.01. The Employer alone shall bear the cost of providing the preretirement survivor annuity or the survivor's annuity.

                                    ARTICLE X
             PAYMENT OF ACCRUED BENEFIT -- OPTIONAL FORMS OF PAYMENT

               10.01 FORM OF BENEFIT. Subject to the requirements of Section
                     ---------------
10.02, the Advisory Committee shall direct the Trustee to pay a Participant his Nonforfeitable Accrued Benefit in a form permitted under Section 10.05. Subject to the limitations of Article III, the Participant shall receive the Actuarial Equivalent of his Nonforfeitable Accrued Benefit payable at Normal Retirement Age, determined as of the time the Trustee commences payment. Annuity payments shall continue until the last scheduled payment coincident with or immediately preceding the date of the Participant's death or, if applicable, the date of his survivor's death.

               10.02 QUALIFIED JOINT AND SURVIVOR ANNUITY. A Participant,
                     ------------------------------------
whether married or unmarried, shall receive his Nonforfeitable Accrued Benefit in the form of a qualified joint and survivor annuity unless the Participant makes a valid waiver election (described in Section 10.04) within the ninety
(90) day period ending on the annuity starting date. For purposes of this Plan, Nonforfeitable Accrued Benefit is payable as an annuity. If the Participant's Nonforfeitable Accrued Benefit is payable in a form other than an annuity, his annuity starting date is the first day on which all events have occurred entitling the Participant to that form of distribution. The qualified joint and survivor annuity is an annuity payable for the life of the Participant and, if the Participant is married on the annuity starting date, a survivor annuity payable for the remaining . life of the Participant's surviving spouse which is fifty percent (50%) of the amount of the annuity payable during the life of the Participant. The qualified joint and survivor annuity shall be the Actuarial Equivalent of the Participant's Nonforfeitable Accrued Benefit and shall provide payments no less frequently than annually. The Participant and his spouse may elect to receive a joint and survivor annuity, which is the Actuarial Equivalent of the qualified joint and survivor annuity, under which the Participant and his spouse receive a reduced annuity during their joint lives with a sur-vivor annuity providing more than fifty percent (50%), but no more than one hundred percent (100%) of the amount of the joint life annuity. For purposes of the qualified joint and survivor annuity, a Participant's Nonforfeitable Accrued Benefit includes his Accrued Benefit attributable to his Participant contributions. The Advisory Committee shall take into account any security interest (including any offset rights authorized by Section 16.03(e)) held by the Plan by reason of a Participant loan to determine the value of the Participant's Nonforfeitable Accrued Benefit distributable in the form of a qualified joint and survivor annuity, provided any loan satisfied the spousal consent requirement described in Section 16.03(e) of the Plan.

               On or before the annuity starting date, the Advisory Committee, in its sole discretion, may direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in a lump sum, in lieu of a qualified joint and survivor annuity, if the Actuarial Equivalent of the Participant's Nonforfeitable Accrued Benefit is not greater than $3,500. The Advisory Committee shall determine the Actuarial Equivalent of the Participant's Nonforfeitable Accrued Benefit by using the interest rate described in Section
1.04 of the Plan, subject to the interest limitation described in that Section. For purposes of applying this Article X, the Advisory Committee shall treat a former spouse as the Participant's spouse or surviving spouse, and shall not treat the current spouse as the spouse or surviving spouse, to be provided under a qualified domestic relations Order (as defined in Code Section 414(p)).

               10.03 COMMENCEMENT OF BENEFITS. Subject to Section 10.06, the
                     ------------------------
Advisory Committee shall direct the Trustee to commence payment of the Participant's normal retirement pension not later than sixty (60) days after the close of the Plan Year in which the Participant retires. Subject to Section 10.06, the Advisory Committee shall direct the Trustee to commence payment to the Participant of his early retirement pension or of his deferred vested pension not later than sixty (60) days after the close of the Plan Year in which the Participant attains Normal Retirement Age unless the Participant elects otherwise. The Trustee may not commence distribution under this Section, without the consent of the Participant and the consent of the Participant's spouse, if any, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the distribution will commence prior to the later of the Participant's Normal Retirement Age or age 62. The Advisory Committee shall determine the present value of the Participant's Nonforfeitable Accrued Benefit by using the interest rate described in Section 1.04 of the Plan, subject to the interest limitation described in that Section.

               10.04 WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY.
                     ------------------------------------------------------
Within a reasonable period of time (consistent with regulations prescribed by the Secretary of Treasury) before the Participant's annuity starting date, the Plan Administrator shall provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor-annuity, the Participant's right to make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period.

               A Participant's waiver election is not valid unless:

        (a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent;

        (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment; and

        (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity shall be irrevocable unless the Participant revokes the waiver election.

               The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right.

               The Plan Administrator may accept as valid a waiver election which does not satisfy the spousal consent requirements if the Plan Administrator establishes the Participant does not have a spouse, the Plan Administrator is not able to locate the Participant's spouse, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement.

               10.05 OPTIONAL FORMS OF DISTRIBUTION. The Advisory Committee
                     ------------------------------
shall direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit under one of the optional forms of distribution permitted under this Section, subject to the requirements, of Section 10.02. The optional forms of distribution are:

        (a)    Payment in a lump sum, subject to the provisions of Section 8.03.

        (b) A straight life annuity, payable no less frequently than annually, with payment of the Participant's Accrued Benefit ending on the Participant's death.

        (c) A life annuity, payable no less frequently than annually, with a term of ten (10) years certain guaranteed.

        (d) Any other form of payment of the Participant's Nonforfeitable Accrued Benefit which the Advisory Committee may approve. However, such form. of payment cannot extend beyond the Participant's life, the life of the Participant and his designated Beneficiary, the Participant's life expectancy or the joint life and last survivor expectancy of the Participant and his designated Beneficiary.

               Any form of payment under this Section must satisfy the mandatory distribution requirements of Section 10.06. Subject to Section 10.02, the Participant (or the Beneficiary) may elect, on a form prescribed by the Advisory Committee and subject to the approval of the Advisory Committee, to receive payment of his Nonforfeitable Accrued Benefit under one (1) of the options described in this Section and, subject to Section 10.06, to defer the date at which the Trustee otherwise would commence payment of the Participant's Nonforfeitable Accrued Benefit. If the Participant's spouse is not his sole designated Beneficiary, the Advisory Committee shall not direct (by Participant election or otherwise) the Trustee to distribute to a Participant a form of payment which provides more than incidental benefits to the Beneficiary. Benefits to the Beneficiary are incidental if the Actuarial Equivalent of the retirement benefits payable solely to the Participant is greater than fifty percent (50%) of the Actuarial Equivalent of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee shall determine the Actuarial Equivalent as of the date the Trustee is to commence payment to the Participant of his Accrued Benefit.

               10.06 MANDATORY DISTRIBUTIONS. The Advisory Committee shall not
                     -----------------------
direct the Trustee to commence nor shall the Par-ticipant elect to have distribution commence, later than the Required Beginning Date. For purposes of this Article X, the Required Beginning Date is the April 1 immediately following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

               The Advisory Committee shall not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor shall the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements established by this Section and which is not consistent with Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit at the beginning of the year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary. In computing a minimum distribution, the Advisory Committee shall use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9. The Advisory Committee may compute, upon the Participant's written request, the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment of life expectancy other than the Participant's life expectancy. A distribution to the Participant in the form of a life annuity, joint and survivor annuity or an annuity over a fixed period will satisfy the minimum distribution requirements of this Section if the method of distribution provides substantially non-increasing payments and otherwise satisfies Treasury regulations.

               Upon the death of the Participant, the Advisory Committee shall direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in accordance with this paragraph. If the Participant's death occurs after the Trustee has commenced payment of the Participant's Nonforfeitable Accrued Benefit, the Advisory Committee shall direct the Trustee to complete payment over a period which does not exceed the payment period which had commenced. If the Participant's death occurs prior to the time the Trustee commences payment of the Participant's Nonforfeitable Accrued Benefit, the Advisory Committee shall direct the Trustee to make payment over a period not exceeding (i) five
(5) years after the date of the Participant's death, or (ii) if the Beneficiary is a designated Beneficiary, over the designated Beneficiary's life or life expectancy. The Advisory Committee shall not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period de-scribed in (ii) unless the Trustee will commence payment to the designated Beneficiary no later than one (1) year after the date of the Participant's death or, if later, and the designated Beneficiary is the Participant's surviving spouse, the date the Participant would have attained age seventy and one-half (70 1/2). The Advisory Committee shall use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9 for purposes of applying this paragraph. The Advisory Committee may recalculate, upon the written request of the Participant or of the Participant's surviving spouse, the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee shall apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee, in its sole discretion, may accelerate the payment of all, or any portion, of the Participant's unpaid Accrued Benefit.

               10.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing
                     ---------------------------------------------
contained in this Plan shall prevent the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)).

               This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code
Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if:

               (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and

               (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age.

               The Advisory Committee shall determine the present value of the alternate payee's benefits under the Plan by using the interest rate described in Section 1.04 of the Plan, subject to the interest limitation described in that Section.

Nothing in this Section shall permit a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor shall it permit the alternate payee to receive a form of payment not permitted under the Plan.

               The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p)).

               If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee shall direct the Trustee to make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Advisory Committee shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Advisory Committee shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

               The Trustee shall make any payments or distributions required under this Section by separate benefit checks or other separate distribution to the alternate payee(s).

                                   ARTICLE XI
           MISCELLANEOUS PROVISIONS AFFECTING THE PAYMENT OF BENEFITS

               11.01 GENERAL. In general, the Trustee shall make payment of any
                     -------
pension directly to the Participant entitled to the payment. However, the Advisory Committee, in lieu of instructing the Trustee to pay the pension which a Participant is to receive directly from the Trust Fund, may instruct the Trustee to purchase from an insurance company selected by the Advisory Committee a Nontransferable Annuity contract. The Nontransferable Annuity contract must provide pension and other benefits in an amount not less than the pension and other benefits a Participant would receive under this Plan, and must satisfy all consent and distribution requirements prescribed by the Plan. In the event the Trustee purchases a Nontransferable Annuity contract for the benefit of a Participant, the Trustee may either assign the contract to the Participant or hold the contract for the benefit of the Participant pursuant to the instructions of the Advisory Committee. The Trustee also may purchase a Nontransferable Annuity contract, satisfying the requirements of this Section, for the benefit of a designated Beneficiary, surviving spouse or alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)) entitled to distribution of all or a portion of the Participant's Nonforfeitable Accrued Benefit.

               11.02 NONDUPLICATION OF BENEFITS. In the event the Trustee
                     --------------------------
distributes any part or all of a Participant's Accrued Benefit to him and the Participant later resumes active employment with the Employer, the Advisory Committee shall compute the Participant's Accrued Benefit by taking into account all of the Participant's Accrued Benefit so computed by the Participant's Accrued Benefit attributable to any distribution the Trustee has made to the Participant (other than a distribution described in the second paragraph of Section 8.03). If the distribution was a single sum payment of the present value of the Participant's deferred vested pension, as described in Section 8.03, the Advisory Committee shall offset the Participant's Accrued Benefit by the Accrued Benefit disregarded under Section 8.08.

               ITT/Vitelco Employees, as defined in Section 1.17, are the only Participants receiving benefits under the Plan for Years of Service prior to the Effective Date of the Plan. This exception was made pursuant to a contractual agreement with ITT Corporation and premised upon ITT Corporation's agreement that it would fully vest such Employees in their accrued benefit as of June 23, 1987 in the ITT Plan. Regardless of the form or reason for the payment of a benefit to an ITT/Vitelco Employee or a Beneficiary of an ITT/Vitelco Employee, such benefit shall be decreased by or take fully into account the accrued benefit that should have vested under the ITT Plan. Further, no ITT/Vitelco Employee shall receive an Accrued Benefit for a Year of Service prior to the Effective Date of the Plan unless such party received an accrual benefit for such Year of Service under the ITT Plan.

               11.03 SUSPENSION OF BENEFITS. The Plan does not apply the
                     ----------------------
suspension of benefits rules of Act Section 203(a)(3)(B).

               11.04 NO DISREGARD OF SERVICE. For purposes of computing Years
                     -----------------------
of-Service under Article XIII, the Plan shall not disregard Service with respect to which a Participant has received a distribution of his Accrued Benefit.

               11.05 MERGER. The Trustee shall not consent to, or be a party to,
                     ------
any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer.

                                   ARTICLE XII
                       OTHER PROVISIONS AFFECTING BENEFITS

               12.01 ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p)
                     ------------------------
relating to qualified domestic relations orders, neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

               12.02 NO DECREASE IN BENEFITS BY CHANGE IN SOCIAL SECURITY. In
                     ----------------------------------------------------
the case of a Participant or Beneficiary who is receiving benefits under this Plan or a Participant who has terminated employment with the Employer and has a vested Accrued Benefit under this Plan, any increase in the taxable wage base or the benefit level payable under Title II of the Social Security Act shall not affect in any way the benefits payable under this Plan to such Participant or Beneficiary. The Plan does not permit the recalculation of any benefits accrued before the termination of employment of a Participant on the basis of changes in Social Security benefit levels or the taxable wage base in effect during Years of Service after re-employment with the Employer.

               12.03  SPECIAL RESTRICTION ON BENEFIT. The restrictions,
                      ------------------------------
hereinafter set forth, of this Section apply only if:

                (i) The Employer terminates the Plan within ten (10) years of the Effective Date; or

               (ii) Such Participant's retirement benefit becomes payable within ten (10) years of the Effective Date.

If the restrictions of this Section apply to a Participant because of paragraph
(ii) above, the Advisory Committee shall apply the restrictions until ten (10) years after the Effective Date.

RESTRICTIONS:

          (a) In event of early termination of the Plan within the meaning of Code Section 411(d)(2), and notwithstanding any other provision of this Plan to the contrary, the Employer contributions which the Trustee may use to provide benefits for Participants who are among the twenty-five (25) highest paid Employees (the "original 25 Employees") as of the Effective Date (including any Employees who are not Participants on the Effective Date but who later may become Participants) and whose annual retirement benefit will exceed $1,500.00 shall not exceed the greatest of:

               (1)    $20,000.00;

               (2) An amount equal to twenty percent (20%) of the first $50,000.00 of a Participant's Average Annual Compensation salary multiplied by the number of years elapsed between the Effective Date and the date the Plan terminates, the date a Participant's retirement benefit becomes payable, or the date the Employer fails to meet the full current costs of the Plan, whichever first occurs; or

               (3)    If the Employee is a substantial owner (as defined in Act
                      Section 4022(b)(5)), the present value of his guaranteed benefit under Act Section 4022, or the present value of the benefit he would be guaranteed under Act Section 4022 if the Plan terminated on the date benefits commence (determined in accordance with Pension Benefit Guaranty Corporation regulations). If the Employee is not a substantial owner, the present value of his maximum benefit under Act Section 4022(b)(3)(B) on the earlier of the date the Plan terminated or the date his benefits commence (determined in accordance with Pension

                      Benefit Guaranty Corporation regulations) regardless of any other limitations in Act Section 4022.

          (b) If the Employer changes the Plan so as to increase substantially the extent of possible discrimination as to contributions and as to benefits actually payable in the event of the subsequent termination of the Plan or the subsequent discontinuance of contributions under the Plan, then the Employer shall apply the provisions of this Section to the 25 highest paid Employees (the "new 25 Employees") as of the date of the change (including any Employees who are not Participants on the date of the change but who later may become Participants) and whose annual retirement benefit will exceed $1,500.00. The Advisory Committee shall continue the restrictions described in Section 12.03(a) to the original 25 Employees for the period the restrictions apply to such Employees. The Advisory Committee shall apply Section 12.03
               (a) to the new 25 Employees as if the Effective Date is the date of the change. Furthermore, the Advisory Committee shall apply
               Section 12.03(a) by substituting for paragraph (2) the greater of the following:

               (1) The Employer contributions (or the funds attributable to Employer contributions) the Trustee would have applied to provide the Participant's retirement benefit if the Employer had not changed the Plan; and

               (2)    The sum of:

                       (i) the Employer contributions (or the finds attributable to Employer contributions,) -the Trustee would have applied to provide the Participant's retirement benefit if the Employer had terminated the Plan the day before the date of the change, and

                      (ii) the product of the number of years the Employer satisfies the full current costs of the Plan after the date of the change multiplied by the smaller of $10,000 or 20% of the Participant's annual Compensation.

        (c) The conditions of this Section shall not restrict the full payment of any insurance, death or survivor's benefits on behalf of a Participant who dies while the Plan is in full effect and the Employer has met the full current costs.

        (d) The conditions of this Section 12.03 shall not restrict the current payment of full retirement benefits called for by the Plan for any retired Participant while the Plan is in full effect and the Employer has met full current costs.

        (e) If a Participant to whom the limitations of this Section apply terminates employment while the limitations are in effect, the Participant may nevertheless receive a lump sum payment of benefits in excess of such limitations, provided the Participant enters into an agreement with the Trustee requiring the Participant to repay to the Trustee all amounts he has received in excess of such limitations. The Participant's requirement to repay shall apply in the event the Plan terminates within the restricted ten (10) year period or if within such period the Employer has not met the Plan's full current costs. The Trustee shall not pay any benefit to the Participant under this subparagraph unless the Participant provides adequate security for his contingent repayment obligation.

        (f) For purposes of this Section, the term "Effective Date" means the first day of the Plan Year in which the Employer initially established the Plan.

               12.04 DISTRIBUTION UPON TERMINATION OF TRUST. If the Employer
                     --------------------------------------
terminates the Plan, the Trustee shall liquidate all assets of the Plan and shall determine the value of the Trust Fund as of the business day next following the date of such termination. Subject to the provisions of Section 12.03, the Trustee shall allocate assets to the Plan among the Participants and Beneficiaries according to the following priorities:

        (a) The Participant's benefits payable from his employee contributions, if any.

        (b)    Benefits payable as an annuity:

               (1) In the case of the benefit of a Participant or Beneficiary which was in pay status as of the beginning of the three
                      (3) year period ending on the termination date of the Plan, each such benefit, based on the provisions of the Plan (as in effect during the five (5) year period ending on such date) under which such benefit would be the least; or

               (2) In the case of a Participant's or Beneficiary's benefit (other than a benefit described in subparagraph (1)) which would have been in pay status as of the beginning of such three (3) year period if the Participant had retired prior to the beginning of the three (3) year period and if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such period, each such benefit based on the provisions of the Plan (as in effect during the five (5) year period ending on such date) under which such benefit would be the least.

        For purposes of subparagraph (1), the lowest benefit in pay status during a three (3) year period is the benefit in pay status for such period.

        (c) All other Plan benefits insured by the Pension Benefit Guaranty Corporation;

        (d)    All other Nonforfeitable benefits under the Plan; and

        (e)    Any other benefits under the Plan.

               If assets are insufficient to provide all benefits under the Plan, the Trustee shall allocate such assets to satisfy obligations within each category by order of priority. If assets are insufficient to provide all benefits under a priority category, the Trustee shall allocate assets to Participants within that category in the ratio which each Participant's total benefit bears to the total benefits of all Participant's within that category. The Trustee shall reallocate assets it is not required to allocate under Act
Section 4044(a)(1), (2), (3) and (4)(A) in a manner which will reduce to the extent possible discrimination as described in Code Section 401(a)(4).

               12.05 OVERFUNDING. If the Employer has overfunded the Plan at the
                     -----------
time it terminates the Plan, the Trustee may return the amount by which the Employer has overfunded the Plan to the Employer. The Employer shall state by written request to the Trustee the amount of the overfunding it wishes the Trustee to return to it upon termination of the Plan.

                                  ARTICLE XIII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

               13.01 INFORMATION TO COMMITTEE. The Employer shall supply current
                     ------------------------
information to the Advisory Committee as to the name, date of birth, date of employment, annual Compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee shall be conclusive as to all persons.

               13.02 NO LIABILITY. The Employer assumes no obligation or
                     ------------
responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act on the part of, its Advisory Committee, the Trustee or the Plan Administrator.

               13.03 INDEMNITY OF PLAN ADMINISTRATOR OR COMMITTEE. The Employer
                     --------------------------------------------
indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Plan, the Trust or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section shall not relieve the Plan Administrator or any Advisory Committee member from any liability he or she may have under the Act for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section, provided the letter agreement must be consistent with and shall not violate the Act. The indemnification provisions of this Section shall extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

               13.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer shall have
                     --------------------------------
the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund.

               13.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves
                     -----------------------------
the right to amend the vesting schedule at any time, the Advisory Committee shall apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment.

               If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least five (5) Years of Service with the Employer may elect to have the percentage of his or her Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his or her election with the Plan Administrator within sixty (60) days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his or her receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his or her Employer derived Accrued Benefit.

                                   ARTICLE XIV
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

               14.01 BENEFICIARY DESIGNATION. Subject to Articles IX and X, any
                     -----------------------
Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his Accrued Benefit on event of his death. The Advisory Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, it effectively shall revoke all designations filed prior to that date by the same Participant.

               14.02 NO BENEFICIARY DESIGNATION. Subject to Articles IX and X,
                     --------------------------
if a Participant fails to name a Beneficiary in accordance with Section 14.01, or if the Beneficiary named by a Participant predeceases him or her or dies before complete distribution of the Participant's Accrued Benefit, then the Trustee shall pay the Participant's Accrued Benefit in accordance with Article X in the following order of priority to:

        (a)    The Participant's surviving spouse;

        (b) The Participant's surviving children, including adopted children, in equal shares;

        (c)    The Participant's surviving parents, in equal shares; or

        (d) The legal representative of the estate of the last to die of the Participant and his or her Beneficiary.

               The Advisory Committee shall direct the Trustee as to the method and to whom the Trustee shall make payment under this Section.

               14.03 PERSONAL DATA TO COMMITTEE. Each Participant and each
                     --------------------------
Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee shall advise each Participant of the effect of his or her failure to comply with its request.

               14.04 ADDRESS FOR NOTIFICATION. Each Participant and each
                     ------------------------
Beneficiary of a deceased Participant shall file with the Advisory Committee from time to time, in writing, his or her post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his or her last post office address filed with the Advisory Committee, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.

               14.05 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within
                     -------------------------
the time prescribed by the Act and the applicable regulations, shall furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

               14.06 LITIGATION AGAINST THE TRUST. If any legal action filed
                     ----------------------------
against the Trustee, the Plan Administrator or the Advisory Committee, or against any member or members of the Advisory Committee, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Plan Administrator or the Advisory Committee, or any member or members of the Advisory Committee, for all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and then only to the extent Code Section 401(a)(13) does not prohibit any such surcharges.

               14.07 INFORMATION AVAILABLE. Any Participant in the Plan or any
                     ---------------------
Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Trust or any other instrument under which the Plan and/or Trust was established or is operated. The Plan Administrator will maintain all of the items listed in this Section in his or her office, or in such other place or places as he or she may designate from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator shall furnish him or her with a copy of any item listed in this Section. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

               14.08 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan
                     ---------------------------------------
Administrator shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant shall set forth:

        (a)    The specific reason for the denial;

        (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

        (c) A description of any additional material and information needed for the Claimant to perfect his or her claim and an explanation of why the material or information is needed; and

        (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within seventy-five (75) days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his or her failure to appeal the action to the Advisory Committee in writing within the seventy-five (75) day period will render the Advisory Committee's determination final, binding and conclusive.

               If the Claimant should appeal to the Advisory Committee, he or she, or his or her duly authorized representative, may submit, in writing, whatever issues and comments he or she, or his or her duly authorized representative, feels are pertinent. The Claimant, or his or her duly authorized representative, may review pertinent Plan documents. The Advisory Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event shall the Advisory Committee render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review.

               The Plan Administrator's notice of denial of benefits shall identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his or her appeal.

                                   ARTICLE XV
                  ADVISORY COXMITTEE -- DUTIES WITH RESPECT TO
                             PARTICIPANTS' ACCOUNTS

               15.01 MEMBERS' COMPENSATION AND EXPENSES. Employer shall appoint
                     ----------------------------------
an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. If the members of the Advisory Committee are in the full-time employment of the Employer, the members of the Advisory Committee shall serve without compensation for services as such. Subject to Code Section 4975(d)(10), members of the Advisory Committee who are not already receiving full-time pay from the Employer may be paid reasonable compensation for services rendered as a member of the Advisory Committee or duties performed on behalf of the Advisory Committee. ATN, Inc. shall pay all expenses of the Advisory Committee, including the expense for any bond required under the Act.

               15.02 TERM. Each member of the Advisory Committee shall serve
                     ----
until his successor is appointed.

               15.03 POWERS. In case of a vacancy in the membership of the
                     ------
Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

               15.04 GENERAL. The Advisory Committee shall have the following
                     -------
powers and duties:

        (a) To select a Secretary, who need not be a member of the Advisory Committee;

        (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

        (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of this Agreement;

        (d) To enforce the terms of the Plan and the rules and regulations it adopts;

        (e) To direct the Trustee as respects the crediting and distribution of the Trust;

        (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

        (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

        (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

        (i) To engage the services of an Investment Manager or Managers (as defined in Act Section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control; and

        (j) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

               15.05 FUNDING POLICY. The Advisory Committee shall review, not
                     --------------
less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee shall communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

               15.06  MANNER OF ACTION.  The decision of a majority of the
                      ----------------
members appointed and qualified shall control.

               15.07 AUTHORIZED REPRESENTATIVE. The Advisory Committee may
                     -------------------------
authorize any one (1) of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

               15.08 INTERESTED MEMBER. No member of the Advisory Committee may
                     -----------------
decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

               15.09 PARTICIPANT RECORDS. The Advisory Committee shall keep such
                     -------------------
records and shall prepare such reports concerning Participants' Accounts as the Act and Code require. Upon a Participant's written request, the Advisory Committee shall direct the Plan Administrator to furnish the Participant the information described in Act Section 105(a).

               15.10 UNCLAIMED ACCRUED BENEFIT -- PROCEDURE. The Plan does not
                     --------------------------------------
require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within six (6) months from the date of mailing of the notice, or before this Plan is terminated or discontinued, whichever should first occur, the Advisory Committee shall treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited. The Employer shall use the amounts representing the forfeited Accrued Benefit to reduce its contribution for future Plan Years.

               If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee shall restore the Participant's or Beneficiary's forfeited Accrued Benefit. The Advisory Committee shall direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit in accordance with
Article X as if the Participant's employment terminated in the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit.

                                   ARTICLE XVI
                  INVESTMENT IN INSURANCE OR ANNUITY CONTRACTS

               16.01 PURCHASE OF LIFE INSURANCE AND ANNUITY CONTRACTS. The
                     ------------------------------------------------
Advisory Committee may direct the Trustee to purchase from an insurance company:

        (a) ordinary life insurance contracts to the policy anniversary nearest the Normal Retirement Age of any Participant with optional cash settlement or conversion to retirement income at the end of such period;

        (b) Retirement income contracts with payment to commence at Normal Retirement Age;

        (c) Annuity contracts with option conversion riders at Normal Retirement Age; or

        (d) Any contracts similar to those listed in subparagraphs (a), (b) or (c), including term life insurance contracts.

               The insurance company shall issue any contract under this Article XVI on the life of the Participant with the Trustee as the named beneficiary. A contract issued under this Article XVI may provide a part or all of a Participant's Accrued Benefit under this Plan.

               16.02 LIMITATIONS ON LIFE INSURANCE AND ANNUITY CONTRACTS FOR
                     -------------------------------------------------------
PARTICIPANT'S BENEFIT. The following limitations shall apply to all investments
---------------------
in life insurance or annuity contracts:

        (a) The face amount of all ordinary or term life insurance contracts purchased on behalf of each Participant shall equal one hundred
               (100) times the anticipated monthly retirement benefit payable to the Participant at his Normal Retirement Age. If on any anniversary date the Compensation of a Participant shall have increased in such amount as would produce a change of $20 or more in such monthly retirement benefit, the Advisory Committee may instruct the Trustee to take appropriate action to adjust the amount of life insurance coverage accordingly. If a Participant is not insurable at standard premium rates as of any date on which the Trustee otherwise would purchase life insurance contracts on his behalf, the normal premium payable had such contract been available at standard rates shall be calculated. If available, the Trustee may purchase on behalf of the Participant an ordinary or term life insurance contract in such reduced amount as is available by the application of the same amount of premium as required at standard rates. In no event shall the premium paid for any Plan Year for any Participant exceed sixty-six percent (66%) of the Theoretical Contribution in the case of ordinary life insurance contracts or thirty-three percent (33%) of the Theoretical Contribution in the case of term life insurance contracts. In the case of a combination of contracts, one-half (1/2) the premium paid for any Plan Year for ordinary life insurance contracts plus the premium paid for the Plan Year for term insurance contracts shall not exceed thirty-three percent (33%) of the Theoretical Contribution. For purposes of this Article XVI, a term life insurance contract shall mean a term life insurance contract, a universal life insurance contract and any other life insurance contract which is not an ordinary life insurance contract.

        (b) The face amount of all annuity contracts purchased on behalf of a Participant shall not exceed the prospective retirement income (rounded to the nearest $10) payable to the Participant at his Normal Retirement Age in the form of a straight life annuity.

        (c) The Advisory Committee shall direct the Trustee to convert the entire value of any life insurance contract when the Participant terminates service (other than by reason of death) to provide either cash values or periodic income, or the Advisory Committee may direct the Trustee to distribute the insurance contract directly to the Participant at retirement as a portion of his Accrued Benefit under this Plan. However, the Trustee shall not transfer any contract under this Section which contains a method of payment not specifically authorized by Article X or which fails to comply with the joint and survivor requirements, if applicable, of Articles IX or X. If a Participant remains employed with the Employer after his Normal Retirement Age, the Trustee will surrender any life insurance contract in force on the Participant's life for its current value for the benefit of the Participant.

        (d) If the Advisory Committee directs the Trustee to invest any portion of the Trust Fund in an insurance or annuity contract, the Trustee shall make such investment in a manner that the operation of the Plan shall be fair and equitable (and nondiscriminatory) in its application to all Participants.

        (e) If the Trustee purchases a contract for a Participant, then the annual net premium of the contract shall be the contract premium less any dividend declared by the insurance company as of the premium due date. If the amount received from the Employer together with any amount available in the Trust Fund is insufficient to pay the net premium due, the Trustee may borrow to pay the premium, provided that the Trustee shall make any loan to pay premiums on a nondiscriminatory pro rata basis. If a Participant has more than one (1) contract on his life, the Trustee may use the values of any of the contracts to pay the premium on any other contract on his life. The Trustee shall have no responsibility to pay any premiums in excess of funds which are available for that purpose.

               16.03 SELECTION OF LIFE INSURANCE COMPANY, APPLICATION AND TITLE.
                     ----------------------------------------------------------
Each life insurance and annuity contract shall be issued by a legal reserve life insurance company which is satisfactory to and selected by the Advisory Committee. Contracts will be consistent with the provisions of this Plan. The Trustee shall be the applicant for each contract and the title to each contract shall be wholly in the Trustee. As the applicant, the Plan Administrator shall execute any and all application papers and other documents required by the issuing insurance company and satisfactory to the Plan Administrator in connection with the issuance of any contract. Each Participant shall execute any and all application papers and other documents required by the issuing insurance company and satisfactory to the Plan Administrator in connection with the issuance of any contract. The Plan Administrator shall arrange that all insurance and annuity contracts shall have common premium due dates.

               16.04 DIVIDENDS AND REFUNDS. Each contract shall provide that any
                     ---------------------
dividends or refunds payable on it shall be used and applied in reduction of the next premium due and payable, except that any such dividends or refunds due and payable upon the event of the death of a Participant on whose life such contract is issued or based shall form part of the death proceeds of the contract.

               16.05 LIMITATION ON PARTICIPANT'S RIGHTS IN INSURANCE OR ANNUITY
                     ----------------------------------------------------------
CONTRACTS. The fact that any contract is issued or based on the life of a
---------
Participant shall not vest any right, title or interest in such contract in the Participant except at the time and upon the terms and conditions set forth in this Plan. The Trustee shall be the sole owner of all right, title and interest in and to each such contract, but the

Advisory Committee shall direct the Trustee as to the exercise of all rights, options and privileges in each such contract.

               16.06 INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance
                     ------------------------------------------
company is a party to this Agreement nor shall any insurance company be responsible for its validity.

               16.07 INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS. No
                     -------------------------------------------------------
insurance company is required to examine the terms of this Agreement nor be responsible for any action taken by the Trustee or the Plan Administrator.

               16.08 INSURANCE COMPANY RELIANCE ON PLAN ADMINISTRATOR'S
                     --------------------------------------------------
SIGNATURE. For the purpose of making application to an insurance company and in
---------
the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Plan Administrator and shall be saved harmless and completely discharged in acting at the direction and authorization of the Plan Administrator.

               16.09 ACQUITTANCE. An insurance company shall be discharged from
                     -----------
all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and it shall not be obliged to see to the distribution or further application of any moneys it so pays.

               16.10 DUTIES OF INSURANCE COMPANY. Each insurance company shall
                     ---------------------------
keep such records, make such identification of contracts, funds and accounts within funds and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.

               16.11 CONFLICTS. If there is any conflict between the provisions
                     ---------
of this Plan and the terms of an insurance contract purchased by the Trustee, the provisions of the Plan shall govern.

                                  ARTICLE XVII
                                 TOP HEAVY RULES

               17.01 MINIMUM BENEFIT. If this Plan is top heavy in any Plan
                     ---------------
Year, the Plan guarantees a minimum normal retirement pension for each Non-Key Employee who is a Participant in the Plan. The minimum normal retirement pension is equal to the applicable percentage of the Non-Key Employee's Average Annual Compensation. The applicable percentage is two percent (2%) multiplied by the number of Years of Service (not to exceed 10) earned as a Non-Key Employee Participant in top heavy Plan Years. The Plan satisfies the minimum benefit for a Non-Key Employee if the Non-Key Employee's Accrued Benefit at the end of the top heavy Plan Year is at least equal to the minimum normal retirement pension. Solely for the purpose of applying the immediately preceding sentence, the Advisory Committee shall consider as part of the Non-Key Employee's Accrued Benefit the benefit equivalent (determined under the assumptions specified in Section 1.04) of the Non-Key Employee's vested employer-derived account balance in any defined contribution plan maintained by the Employer. The Advisory Committee shall determine the Non-Key Employee's vested account balance in a defined contribution plan as of the last day of the applicable Plan Year, without regard to contributions made after the last day of such Plan Year. Furthermore, the Advisory Committee shall include as part of the Non-Key Employee's vested account balance, distributions made to the Non-Key Employee from the vested account balance. For purposes of applying this Article XVII, the Advisory Committee shall express the Participant's Accrued Benefit and minimum normal retirement pension as a straight life annuity payable annually at Normal Retirement Age.

               17.02 ADDITIONAL ACCRUALS. If, at the end of any top heavy Plan
                     -------------------
Year, a Non-Key Employee Participant's Accrued Benefit is not at least equal to his minimum normal retirement pension, the Non-Key Employee Participant shall earn the additional accrual necessary to increase his Accrued Benefit to the minimum normal retirement pension. The Non-Key Employee Participant's Accrued Benefit shall never be less than his minimum normal retirement pension, regardless of the Plan's top heavy status in Plan Years subsequent to a Plan Year in which he earned an additional accrual under this Article XVII.

               The Employer shall not impute Social Security benefits to determine whether it has satisfied its obligation to provide the minimum normal retirement pension, nor shall the Plan offset a Participant's Social Security benefit from his Accrued Benefit attributable to his minimum normal retirement pension.

               17.03 COMPENSATION LIMITATIONS. In any Plan Year in which the
                     ------------------------
Plan is top heavy, the Advisory Committee shall take into account only the first $200,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe) of a Participant's annual Compensation (as defined in Section 1.10) in determining benefits under this Plan. However, the Advisory Committee shall not reduce a Participant's Accrued Benefit at the time this limitation becomes effective under the Plan. For purposes of determining the minimum normal retirement pension under Section 17.01, the Advisory Committee shall calculate a Participant's Average Annual Compensation by taking into account the first $200,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe) of Compensation as defined in Section 3.06(b), by disregarding Plan Years in which the Participant did not earn a Year of Service, and by taking the highest average over five (5) consecutive Plan Years (or a lesser number of consecutive Plan Years specified in Section 1.07).

               17.04 ADJUSTMENT TO OVERALL SECTION 415 LIMITATIONS. If, during
                     ---------------------------------------------
any Limitation Year, the Plan is top heavy, the Advisory Committee shall apply the limitations of Article III to the Participant by substituting 100% for 125% each place it appears in the fractions described in that Article. This Section shall not apply if:

        (a) The Accrued Benefit, determined as of the last day of the Limitation Year, of any Non-Key Employee who participates only in the defined benefit plan(s) would satisfy Section 17.01 if three percent (3%) were substituted for two percent (2%);

        (b) A Non-Key Employee who participates in the top heavy defined contribution plan(s) receives an extra mini-mum contribution or benefit which satisfies Code Section 416(h)(2); and

        (c)    The top heavy ratio does not exceed 90%.

               17.05 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only
                     ---------------------------------
qualified Plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the determination date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date, determined as if the Participant terminated service as of such Determination Date, and distributions made within the five (5) Plan Year period ending on the Determination Date, and the denominator of which is a similar sum determined for all Employees. The Advisory Committee shall calculate the top heavy ratio by disregarding the Accrued Benefit of any Non-Key Employee who was formerly a Key Employee. For Plan Years beginning after December 31, 1984, the Advisory Committee shall calculate the top heavy ratio by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one (1) Hour of Service with the Employer during the five (5) Plan Year period ending on the Determination Date. The Advisory Committee shall calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section. The Advisory Committee shall determine present value of Employer-derived Accrued Benefits as of the most recent valuation date for comput-ing minimum funding costs falling within the twelve-month period ending on the Determination Date, whether or not the Actuary performs a valuation that year, except as Code Section 416 and the regulations under that Code section require for the first and second Plan Year of this Plan.

               If the Employer maintains other qualified plans (including a Simplified Employee Pension Plan) this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee shall calculate the present value of accrued benefits and the other amounts the Advisory Committee must take into account, under Defined Contribution Plans or Simplified Employee Pension Plans included within the Group in accordance with the terms of those Plans, Code Section 416 and the regulations under that Code section. The Advisory Committee shall value the accrued benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and the regulations under that Code section require for the first and second plan year of a defined benefit plan. The Advisory Committee shall calculate the top heavy ratio with reference to the determination dates that fall within the same calendar year.

               To determine present value under this Section, the Advisory Committee shall use the interest and mortality assumptions stated in Section
1.04. If the Employer maintains a defined benefit plan under which any participants accrue benefits under an accrual method different from other participants in that plan or in another defined benefit plan maintained by the Employer, the Advisory Committee shall determine the Accrued Benefits of any Non-Key Employees by assuming their benefits accrue under the slowest accrual rate permitted under the fractional rule accrual method described in Code
Section 411(b)(1)(C).

               17.06 DEFINITIONS. For purposes of applying the provisions of
                     -----------
this Article XVII:

        (a) "Key Employee" shall mean as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Plan

               Year (which includes the Determination Date) or during the preceding four Plan Years, is an officer (having annual Compensation in excess of 150% of the Code Section 415(c)(1)(A) limitation in effect for any such Plan Years) of the Employer, one of the Employees (having annual Compensation in excess of the Code Section 415(c)(1)(A) limitation in effect for any such Plan Years) owning the 10 largest interests in the Employer, a more than 5% owner of the Employer, or a more than 1% owner of the Employer who has annual compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations under that Code Section.

        (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

        (c) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.

        (d) "Required Aggregation Group" means each qualified plan of the Employer in which at least one Key Employee participates at any time during the five (5) Plan Year period ending on the Determination Date and any other qualified Plan of the Employer which enables a Plan described above to meet the requirements of Code Section 401(a)(4) or Code Section 410.

        (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified Plan maintained by the Employer, but only if such Group would satisfy in the aggregate, the requirements of Code Section 401(a)(4) and Code Section 410. The Advisory Committee shall determine which Plan to take into account in determining the Permissive Aggregation Group.

        (f) "Employer" shall mean all the members of a controlled group of corporations (as defined in Code Section 414(b)) of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Code Section 414(c)), or of an affiliated service group (as defined in Code Section 414(m)), of which the Employer is a part. However, the Advisory Committee shall not aggregate ownership interests in more than one member of a related group to determine whether an individual is a Key Employee because of his ownership interest in the Employer.

        (g) "Year of Service" -- A Plan Year during which an Employee completes at least one thousand (1,000) Hours of Service, without regard to whether the Employee is employed by the Employer on the last day of the Plan Year.

        (h) "Accrued Benefit" -- Solely for purposes of applying Section 17.05, the Advisory Committee shall take into account, as part of a Participant's Accrued Benefit, any benefit derived from Participant contributions, except as provided in Section 17.05.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

               18.01 EVIDENCE. Anyone required to give evidence under the terms
                     --------
of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee shall be fully protected in acting and relying upon any evidence described under this Section.

               18.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. The Trustee, the
                     -------------------------------------
Advisory Committee and the Plan Administrator shall not have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee, the Advisory Committee or the Plan Administrator be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. The Trustee, the Advisory Committee and the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be by its Board of Directors or its designates.

               18.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory
                     ------------------------
Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust Fund.

               18.04  WAIVER OF NOTICE.  Any person entitled to notice under
                      ----------------
the Plan may waive the notice.

               18.05 SUCCESSORS. The Plan shall be binding upon all persons
                     ----------
entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

               18.06 WORD USAGE. Words used in the masculine shall apply to the
                     ----------
feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

               18.07 STATE LAW. The law of the United States Virgin Islands
                     ---------
shall determine all questions arising with respect to the provisions of this Agreement except to the extent Federal statute supersedes such law.

               18.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan,
                     -------------------------
or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, the Act or by a separate agreement.

                                   ARTICLE XIX
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

               19.01 EXCLUSIVE BENEFIT. Except as provided under Article III and
                     -----------------
Article XII, the Employer shall have no beneficial interest in any asset of the Trust Fund and no part of any asset in the Trust Fund shall ever revert to or be repaid to the Employer, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding the foregoing provision for impossibility of diversion of Trust assets to the Employer, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines that the

Trust is not a qualified trust exempt from Federal income tax, then the Trustee, upon written notice from the Employer, shall return the Employer's contributions and increment attributable to the contributions to the Employer. The Trustee must make the return of the Employer contribution under this Section within one
(1) year of a final disposition of the Employer's request for initial (or amended) approval of the Plan; provided, however, the Trustee shall not return the Employer's contribution conditioned on amended approval unless the Employer requested a determination letter from the Revenue Service within one year after the date the Employer adopted the amendment. The Plan and the Trust shall terminate upon the Trustee's return of the Employer's contributions.

               19.02  AMENDMENT BY EMPLOYER.  The Employer shall have the right
                      ---------------------
at any time and from time to time:

        (a) To amend this Agreement in any manner it deems necessary and advisable in order to comply with ATN, Inc.'s contractual agreements with ITT Corporation, provided such amendments are consistent with applicable Internal Revenue Code provisions;

        (b) To amend this Agreement in any manner it deems necessary or advisable in order to qualify this Plan and the Trust under the appropriate provisions of the Code; and

        (c) To amend this Agreement in any other manner. However, no amendment shall authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment shall cause or permit any portion of the Trust Fund to revert to or become a property of the Employer; and the Employer shall not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee. Furthermore, no amendment (including a change in the actuarial assumptions provided in Section 1.04) shall decrease a Participant's Accrued Benefit, except to the extent permitted under Code Section 412(c)(8). An amendment adopted after July 30, 1984 (including the adoption of this Plan as a restatement of an existing plan) decreases a Participant's Accrued Benefit determined immediately prior to the adoption date if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee shall disregard an amendment described in the immediately preceding sentence to the extent application of the amendment would decrease the Participant's Accrued Benefit determined immediately prior to the adoption date of the amendment.

               The Employer shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

               19.03 DISCONTINUANCE. The Employer shall have the right, at any
                     --------------
time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, the Plan and the Trust. The Plan shall terminate upon the first to occur of the following:

        (a) The date terminated by action of the Employer provided the Employer gives the Trustee thirty (30) days prior notice of termination;

        (b) The date the Employer shall be judicially declared bankrupt or insolvent; or

        (c) The dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Employer under this Plan.

               19.04 FULL VESTING ON TERMINATION. Notwithstanding any other
                     ---------------------------
provision of this Plan to the contrary, upon either full or partial termination of the Plan, an affected Participant's right to his Accrued Benefit shall be one hundred percent (100%) Nonforfeitable.

               19.05 TERMINATION. Upon termination of the Plan, the distribution
                     -----------
provisions of the Plan shall remain operative, and the Trust shall continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. The consent requirements under this Plan expressly apply to a distribution direction upon termination of the Plan.

               19.06 EFFECT OF AMENDMENT AND RESTATEMENT. Unless otherwise
                     -----------------------------------
specifically provided herein, all amendments and modifications contained herein shall be effective retroactive to the Effective Date of this Plan.

               IN WITNESS WHEREOF, the Employer has caused this Amended and Restated Plan to be executed, as duly authorized by its Board of Directors, on this ____ day of January, 1993.

                                    ATLANTIC TELE-NETWORK, INC., Employer

                                    By:  /s/
                                        ---------------------------------
                                    Title:
                                          -------------------------------

                   FIRST AMENDMENT TO THE AMENDED AND RESTATED

                           ATLANTIC TELE-NETWORK, INC.

                   DEFINED PENSION PLAN FOR SALARIED EMPLOYEES

               Pursuant to Article XIX, Section 19.2 of the AMENDED AND RESTATED ATLANTIC TELE-NETWORK, INC. DEFINED PENSION PLAN FOR SALARIED EMPLOYEES (hereinafter referred to as the "Plan"), dated for reference purposes only the 1st day of February, 1993, Atlantic Tele-Network, Inc., by action of its Board of Directors, hereby revises and amends the Plan in the following respects:

               1. The Settlor hereby amends and revises Article I by revising
Section 1.10 of said Article in its entirety to read as follows:

               1.10 COMPENSATION. The total amount of payments made or incurred
                    ------------
        by the Employer to an Employee for services rendered to the Employer, including overtime pay, but specifically excluding bonuses and commissions. In addition to bonuses and commissions, compensation shall not include Employee expense reimbursements, foreign service allowances, fringe benefits (taxable or nontaxable), director's fees, contributions made by the Employer under the Plan, payments made by the Employer for group insurance, hospitalization and like benefits, nor contributions made by the Employer under any other Employee benefit plan it maintains. For plan years beginning after December 31, 1988, notwithstanding anything herein to the contrary, Compensation shall not include amounts paid by the Employer in excess of the greater of $200,000 or the maximum amount prescribed pursuant to Code Section 401(a)(17).

               In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA 1993 annual compensation limit. The OBRA 1993 annual compensation limit is $150,000.00, as adjusted by the Commissioner for increases in the cost of living in accordance with
        Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) begin-ning such calendar year. If a determination period consists of fewer than 12 months, the OBRA 1993 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA 1993 annual compensation limit set forth in this provision.

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA 1993 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA 1993 annual compensation limit is $150,000.

               Notwithstanding any other provision in the Plan, each Section 401(a)(17) Employee's accrued benefit under this Plan will be the greater of:

               (a) the Employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with Treas. Reg. ss. 1.401(a)(4)-13, or

               (b) the Employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the Employee's total years of service taken into account under the Plan for purposes of benefit accruals.

               A Section 401(a)(17) Employee means an Employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994 that exceeded $150,000.

               2. Article XVIII is hereby amended and revised by adding the following language to the end of said Article:

               18.09 Rollover Distributions. This Section applies to
                     ----------------------
        distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Advisory Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions shall apply to this Section:

               (a)    Eligible rollover distribution.  An eligible rollover
                      ------------------------------
                      distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities)

               (b)    Eligible retirement plan.  An eligible retirement plan is
                      ------------------------
                      an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover. distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (c)    Distributee. A distributee includes an Employee or former
                      -----------
                      Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (d)    Direct rollover. A direct rollover is a payment by the
                      ---------------
                      Plan to the eligible retirement plan specified by the distributee.

               3. Subject to the alterations and amendments herein contained, the Plan is hereby ratified and affirmed in all other respects.

               IN WITNESS WHEREOF, this FIRST AMENDMENT TO THE AMENDED AND RESTATED ATLANTIC TELE-NETWORK, INC. DEFINED PENSION PLAN FOR SALARIED EMPLOYEES is executed on this 9th day of December, 1994.

                                    ATLANTIC TELE-NETWORK, INC., a

                                    Delaware corporation

                                    By:  /s/ James J. Heying
                                        -------------------------------
                                        JAMES J. HEYING, Chief
                                        Operating Officer

                       SECOND AMENDMENT TO THE AMENDED AND RESTATED

                                ATLANTIC TELE-NETWORK, INC.

                        DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES

               Pursuant to Article XIX, Section 19.2 of the AMENDED AND RESTATED ATLANTIC TELE-NETWORK, INC. DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES (hereinafter referred to as the "Plan"), dated for reference purposes only the 1st day of February, 1993, ATLANTIC TELE-NETWORK, INC., by action of its Board of Directors, hereby revises and amends the Plan in the following respects:

               1. Section 13.05 of Article XIII is hereby amended and revised in its entirety to read as follows:

               13.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves
                     -----------------------------
        the right to amend the vesting schedule at any time, the Advisory Committee shall apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment.

               If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Service with the Employer may elect to have the percentage of his or her Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his or her election with the Plan Administrator within sixty (60) days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his or her receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his or her Employer derived Accrued Benefit.

               2. Section 17.06(a) of Article XVII is hereby amended and revised in its entirety to read as follows:

               (a) "Key Employee" shall mean as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four Plan Years, is or was (1) an officer (having annual Compensation in excess of 50% of the dollar limit in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends) of the Employer, (2) an owner of (or considered as owning within the meaning of Code Section 318) both more than a 1/2 percent interest and one of the 10 largest interests in the Employer and having annual Compensation in excess of the Code Section 415(c)(1)(A) limitation in effect for the Plan Year, (3) a 5% owner of the Employer, or (4) a 1% owner of the Employer who has annual compensation of more than $150,000. The construction ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer), will apply to determine ownership in the Employer. For purposes of determining five-percent and one-percent owners, neither the aggregation rules nor the rules of subsections (b), (c) and (m) of section 414 apply. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations under that Code Section. Beneficiaries of an Employee shall acquire the character of the Employee who performed service for the Employer. Inherited benefits will retain the character of the benefits of the Employee who performed services for the Employer.

               3. Subject to the alterations and amendments herein contained, the Plan, as previously amended by the FIRST AMENDMENT TO THE AMENDED AND RESTATED ATLANTIC TELE-NETWORK, INC. DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES, dated Decem-ber 9, 1994, is hereby ratify and affirm said Trust Agreement in all other respects.

               IN WITNESS HEREOF, this SECOND AMENDMENT TO THE AMENDED AND RESTATED ATLANTIC TELE-NETWORK, INC. DEFINED BENEFIT PLAN FOR SALARIED EMPLOYEES is executed this 13th day of September, 1995.

                                    ATLANTIC TELE-NETWORK, INC., a

                                    Delaware corporation

                                    By:  /s/ Craig Knock
                                        --------------------------------
                                        CRAIG KNOCK, Vice-President